UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2022

STARGUIDE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-237681	61-1817627
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 E. 2nd Street, Suite 1510 PMB 5010

Reno, NV 89501

Tel: (702) 664-0097

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	STRG	OTCQ: PINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

STARGUIDE GROUP INC.

Form 8-K

Current Report

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on March 16, 2023 (the "Original Form 8-K") is solely for the purpose of amending the financials stated in the Original Form 8-K. Other than as set forth in this Explanatory Note, this amendment does not amend any other disclosures in the Original Form 8-K.

FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K (the “Report”)contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 1.01. Entry into a Material Definitive Agreement.

On December 8, 2022 (the “Closing Date”), Starguide Group, Inc. (the “Company”) entered into an agreement with Mr Hoang Lo to acquire 80% of the shares of Live Investments Holdings Ltd, a corporation organized in Great Britain, located in London. Live Investments Holdings Ltd owns 100% of Live Lead Tech Ltd, a corporation organized in Great Britain, also located in London.

A description of the specific terms and conditions of the acquisition are set forth in the Stock Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Agreement contains representations and warranties that the parties made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Agreement. In addition, such representations and warranties: (i) may not be accurate or complete as of any specified date; (ii) are modified and qualified in important part by the underlying disclosure; (iii) may be subject to a contractual standard of materiality different from those generally applicable to investors; or (iv) may have been used for the purpose of allocating risk among the parties to the Agreement, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Company’s public disclosures. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.

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Item 2.01. Completion of Acquisition or Disposition of Assets.

Acquisition Agreement

The Company acquired the 80% share in Live Investments Holdings in exchange for sixteen thousand dollars ($16,000) on closing. As a result of the acquisition of a majority of the issued and outstanding shares of Live Investments Holdings Ltd, we have now assumed Live Investments Holdings Ltd’s business operations as a majority-owned subsidiary and on a consolidated basis.

The information regarding the Agreement and the Acquisition set forth in Item 1.01 is incorporated herein by reference.

FORM 10 INFORMATION

Item 5.06 of Form 8-K states that if the registrant was a shell company before transactions changing the status of a shell company, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, this Current Report on Form 8-K includes all of the information that would be included in a Form 10.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The documents that have been incorporated by reference are an important part of this prospectus, and you should review that information in order to understand the nature of any investment by you in our common shares. We are incorporating by reference the documents listed below:

●	Our Annual Report on Form 10-K for the fiscal year ended January 31, 2022 filed on April 29, 2022

●	Our Quarterly Report on Form 10-Q for the quarter ended April 30, 2022 filed on June 14, 2022;

●	Our Quarterly Report on Form 10-Q for the quarter ended July 31, 2022 filed on August 21, 20221;

●	Our Quarterly Report on Form 10-Q,for the quarter ended October 31, 2022 filed on December 19, 2022

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Any statement contained herein or in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Report to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated herein by reference modifies or supersedes such statement.

The documents incorporated by reference into this Report can be obtained directly from us. Upon written or oral request, we will provide to each person, including any beneficial owner, to whom this Report is delivered, a copy of any or all of the reports or documents that have been incorporated by reference into this Report forms a part but not delivered with this Report. If you would like a copy of any of these documents, at no cost, please call us at (702) 664-0097.

Executive Summary:

Live Lead Tech Ltd is a cloud-based lead generation software company. Its flagship product, LiveLead, is designed to provide businesses with verified leads that are collected automatically from sources like Amazon, Apple, Facebook, Google, LinkedIn, and Twitter. A business lead is defined as a person who is interested in the product or service you sell. Obtaining leads is the first step of the sales cycle and is a major component of any sales-led organization.

LiveLead eliminates the need for businesses of all sizes to hire developers or engage in complex coding in its lead generation efforts., thanks to its user-friendly platform and utilization of technology.

History:

LiveLead is an offshoot of a highly successful product, Boost. Boost was first introduced in 2018 and since its inception, has been making waves in the market with its innovative approach to lead generation. With a focus on social opt-in, Boost has helped countless businesses to gather thousands of leads by providing a simple and intuitive platform for users to sign up for updates, newsletters, and other promotional content. Over the past few years, Boost has established itself as a reliable and trustworthy solution for businesses looking to expand their customer base and grow their revenue.

Boost was launched on the application marketplace AppSumo in 2020 and was met with much fanfare and enthusiasm from the marketing and startup communities. The launch was a major success, with Boost selling several thousand one-time licenses in a matter of weeks. The positive response to Boost's unique approach to lead generation was a testament to the product's value and effectiveness.

At the same time, the founder of Boost recognized that there was still a lot of room for improvement and growth. With this in mind, they decided to spin off Boost into a separate entity and create Live Lead Tech Ltd. The goal of Live Lead Tech is to take the proven success of Boost and build upon it to create an even more powerful and comprehensive solution for businesses looking to maximize their lead generation efforts.

One of the main objectives of LiveLead is to transition Boost from a one-time sale product to a subscription revenue model. This shift will allow LiveLead to provide an even more comprehensive and customized experience for its users, as well as offer additional features and benefits that were not possible with the one-time sale model. Additionally, the subscription revenue model will allow LiveLead to establish a more predictable and sustainable revenue stream, allowing the company to invest more resources into product development and growth.

The history of Boost and the creation of LiveLead is a testament to the founders' commitment to innovation, growth, and providing value to their customers. With a strong foundation in the form of Boost, LiveLead aims to become a major player in the social opt-in lead generation space.

Market Analysis:

A lead is a potential customer who has shown interest in a company's product or service and provided their contact information for future marketing efforts. A lead can be generated through various methods such as filling out a form on a website, attending an event, or responding to an advertisement.

Lead generation refers to the process of identifying and nurturing leads to the point where they become interested in a company's offerings. Effective lead generation involves creating a strong marketing strategy that attracts potential customers and converting them into leads. This can include tactics such as search engine optimization (SEO), content marketing, email marketing, and social media marketing. The ultimate goal of lead generation is to build a pipeline of qualified leads that can be passed on to sales teams for further nurturing and potential conversion into customers.

The demand for lead generation software is on the rise as businesses seek effective and efficient ways to capture leads. According to a report from July 2021 by The Insight Partners, the global lead generation solution market is projected to experience robust growth from 2021 to 2028, with a CAGR of 17.5% from 2021 to 2028, rising from US$ 3,103.80 million in 2021 to US$ 9,589.11 million by 2028.

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The growth of the market can be attributed to several factors, including the increasing demand for lead-generation solutions by small and medium-sized businesses, the popularity of digital marketing and automation technologies, and the rise of e-commerce and the use of social media platforms for marketing purposes.

However, a major challenge for businesses is obtaining genuine and verified leads. Traditional lead generation methods such as collecting information from websites or social media can be time-consuming, inaccurate, and often result in unqualified leads.

Problem Definition:

This presents a significant opportunity for Live Lead Tech Ltd and its lead generation software, LiveLead. The software offers a user-friendly platform that eliminates the need for complicated tools and can be used by businesses of all sizes. LiveLead collects verified leads from sources such as Amazon, Apple, Facebook, Google, LinkedIn, and Twitter, providing businesses with a reliable and efficient way to capture genuine leads.

Social sign-up is a popular feature used by websites and apps to increase their signup conversion rate. The idea behind it is simple: users can sign up using their existing social media accounts, rather than filling out a lengthy form. This not only saves time for the user but also reduces friction in the sign-up process. However, this feature is not commonly used on opt-in forms on websites, where businesses typically ask visitors to provide their name and email address in exchange for something of value, such as a newsletter, an e-book, or a discount.

Businesses are always looking for new ways to collect leads and build their email lists. LiveLead offers a unique solution to this problem by providing businesses with opt-in links that they can place anywhere on their websites or learning pages. These links can be shared on social media, embedded in emails, or even added to QR codes. With LiveLead, businesses can collect email contacts wherever they can place a link, providing them with a new channel to reach their audience and grow their email lists.

Asking people to type their email addresses can be a significant barrier to collecting leads, as it can be a poor user experience. Some people may be hesitant to provide their personal information, while others may simply find the process too time-consuming. LiveLead social opt-in solves this problem by allowing the audience to opt in quickly without typing their name and email address. The audience simply clicks on a LiveLead link and the information is automatically captured. This streamlines the opt-in process and provides a better user experience, making it easier for businesses to collect leads and grow their email lists.

Target Market:

We understand that every business is unique, with its own set of challenges and goals. That's why we have designed our lead generation software to be highly versatile, and capable of catering to businesses of all sizes and industries. Our target market is extensive, and we aim to provide value to small and medium-sized businesses, startups, and large enterprises alike. Leveraging the latest technology, LiveLead provides an effortless and efficient solution for businesses seeking to boost visibility, expand their customer base, and generate high-quality leads. Designed to meet the needs of both new startups and well-established enterprises, the software helps businesses achieve growth goals and succeed in a competitive marketplace. Its user-friendly interface and powerful lead collection capabilities make LiveLead an ideal solution for businesses looking to stay ahead of the curve and enhance their lead generation efforts.

Products:

Our flagship product, LiveLead, is a powerful and innovative lead-generation software designed to help businesses reach and engage with their target audience more effectively. Utilizing state-of-the-art intelligence technology, LiveLead automatically collects verified leads from sources such as Amazon, Apple, Facebook, Google, LinkedIn, and Twitter. The software is designed with ease of use in mind, and requires no special expertise or coding knowledge to operate, making it accessible to businesses of all sizes and industries.

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In addition to LiveLead, we are committed to developing complementary products that will help businesses grow and succeed. One such product idea is the AI Lead Generation Chat Widget, a chat-based lead capture tool that uses AI technology to engage with website visitors and collect their information in real time, increasing the effectiveness of lead generation efforts.

How LiveLead Works:

LiveLead is a cloud-based software that helps businesses collect leads through social sign-up and login APIs. The software is designed to be user-friendly and enables businesses to create opt-in links without needing to code. An opt-in link is a link that visitors can click on to opt-in and subscribe for more information or receive something in exchange, such as an eBook. Opt-in links are similar to opt-in forms, which are used on websites for visitors to enter their email address, but opt-in links do not require the visitor to fill out a form with their information. With LiveLead, businesses can create opt-in buttons and QR codes based on their created opt-in links. Opt-in buttons are graphical elements that are placed on a website, encouraging visitors to click and opt-in.

Opt-in QR codes are two-dimensional barcodes that, when scanned with a smart phone camera, redirect visitors to the opt-in link.

Both opt-in buttons and QR codes can be customized to include the business' own social app credentials and custom domain, or they can choose to use the LiveLead default social apps and domain name.

Once a visitor clicks on an opt-in link, they are directed to a consent screen from the chosen social network, where they can approve or deny the request for their social account information.

If the visitor approves the request, their information, including email address and name, is collected and saved to the database. This information is then displayed on the user's dashboard and, if the user has entered the API key of their CRM or email automation tool, it will be sent to the external integration. The opt-in process also provides the visitor with access to locked resources promised by the business, such as an eBook and a free report.

Additionally, LiveLead offers advanced features for agencies and resellers, such as the ability to create white labeled accounts to sell and set up for their clients, making it a great solution for businesses that want to offer their own branded lead collection services to their customers.

Core Technology:

LiveLead operates on a robust and cost-effective tech stack consisting of MeteorJS, MongoDB, NodeJS, JQuery, and Nginx servers running on Ubuntu. MeteorJS is a full-stack JavaScript platform that provides fast and reactive updates to the user interface, ensuring a seamless and smooth user experience.

MongoDB is a NoSQL document-oriented database that provides high performance and scalability. It stores the lead information collected from the opt-in links, making it easily accessible and retrievable for the business. NodeJS is a JavaScript runtime environment that is designed for building scalable network applications, providing an efficient and effective means for communication between the different components of the software.

JQuery is a fast and concise JavaScript library that simplifies HTML document traversal and manipulation. It is used in LiveLead to add interactivity to the user interface and provide dynamic updates to the web page content. Nginx is a high-performance HTTP server that provides efficient request handling and is designed for web applications. It is used in LiveLead to handle incoming HTTP requests, providing fast and reliable response times.

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The combination of these technologies provides a powerful and scalable solution for businesses looking to collect leads through social sign-up and login APIs.

Different Offers:

LiveLead offers two different options for businesses to choose from:

Done-for-you Social Opt-in: This option is designed for businesses that want to collect leads without having to do it themselves. LiveLead will handle the creation of opt-in links and the synchronization of leads to different CRMs or email marketing tools.

Do it Yourself SaaS Tool: This option is designed for businesses that want to have more control over the creation of their opt-in links and the synchronization of leads. With this option, businesses have access to the full range of LiveLead's features and can create their own opt-in links and configure the synchronization of leads to their desired CRM or email marketing tool.

How We Will Sell LiveLead:

Currently at the initial stages of our growth, we rely on a combination of direct and indirect sales channels to market and sell our flagship product, LiveLead. Our direct sales approach will involve reaching out to businesses and providing personalized demonstrations of the software, highlighting its key features and benefits, and ultimately closing deals. As we grow and establish ourselves in the market, we plan to expand our direct sales team, bringing on talented and experienced sales professionals who can effectively communicate the value of LiveLead to businesses of all sizes and industries.

In addition to direct sales, we will also leverage indirect sales channels to reach a wider audience and increase brand awareness. This will include building strategic partnerships with marketing agencies, technology firms, and other companies that serve the business community. Our goal is to develop mutually beneficial relationships that will allow us to access new markets, increase our visibility, and generate more leads.

To further incentivize businesses to try our software, we are offering a free trial period, giving businesses the opportunity to test the platform and see the results for themselves before committing to a purchase. This approach allows us to demonstrate the value of LiveLead and provides businesses with the peace of mind that comes with knowing that they are making an informed decision.

Where Do We Think Our Business Will Come From:

As a development company, we are constantly seeking out the most effective channels for reaching and connecting with our target market. While we have a solid understanding of the sales channels we plan to utilize, we understand the importance of being flexible and adaptable in the early stages of our business. That's why we are continually testing and exploring new opportunities for growth. Our goal is to identify the channels that are most effective for reaching our target market and scaling our business over time. In addition to the traditional sales channels, we are also exploring innovative marketing strategies and utilizing the latest technology to enhance our reach and impact. Our approach is to be proactive, innovative, and always looking for new and effective ways to grow our business and reach our target customers.

Business model:

Live Lead Tech's business model is based on providing businesses with innovative solutions for lead generation. The company aims to streamline the lead generation process and make it more efficient for businesses.

The revenue model for LiveLead Tech is a subscription-based model where businesses pay a monthly or annual fee for access to the platform and its features. The fee structure will vary based on the number of opt-in links used, the number of leads generated, and

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In addition to the subscription fee, LiveLead Tech may also earn revenue through partnerships with other businesses in the marketing and lead generation space. The company may offer referral fees or commissions to these partners for any business they refer to Live Lead Tech.

Live Lead Tech's target market includes small to medium-sized businesses that are looking to increase their lead generation efforts. The company's solution is ideal for businesses in a variety of industries, including real estate, e-commerce, education, and healthcare.

By offering a unique and user-friendly solution for lead generation, LiveLead Tech aims to differentiate itself from its competitors and become a leader in the market. The company will invest in marketing and sales efforts to drive awareness and adoption of its platform among its target market.

Other Sources of Revenue

In addition to the main service offerings, Live Lead Tech has identified other sources of revenue that can complement our core business and provide additional value to our customers. One such opportunity is affiliate commissions from selling other companies' products to our business customers.

By partnering with complementary businesses and promoting their products through our platform and customer base, we can earn a commission on any sales that result. This can provide a mutually beneficial relationship, as it allows our partners to tap into a new audience and gain exposure to potential customers, while we can generate additional revenue without having to directly develop or market the products ourselves.

To capitalize on this opportunity, we plan to carefully select partner businesses that offer products that align with our customer base and align with our mission to provide value to our customers. We will negotiate favorable terms with our partners to ensure that we receive a fair commission on any sales generated and will provide ongoing support and marketing efforts to drive success for both ourselves and our partners.

In addition, we will explore other revenue sources that may complement our core business, such as offering premium features or additional services to our customers or exploring new markets and customer segments. Our goal is to continuously evolve our business and find new ways to drive growth and create value for our customers.

Strategic Plan:

Key success factors for a leading global business lead generation technology brand

The lead generation technology industry is rapidly growing with companies competing to provide the most effective and efficient solutions for businesses. Based on market research and the expertise of the Live Lead Tech management team, the company believes it can capture a significant market share in this industry. The following aspects are key elements of Live Lead Tech's strategic plan:

•	To provide a user-friendly platform that can be easily accessible to businesses of all sizes;
•	To utilize cutting-edge technology and data analytics to generate high-quality leads for business customers;
•	To offer customized lead generation solutions based on the specific needs of each business customer;
•	To have a strong network of partnerships and integrations with other lead generation and marketing technology tools;
•	To provide exceptional customer service and support to ensure customer satisfaction and retention;
•	To continuously innovate the platform and create new products to stay ahead of the competition.

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Live Lead Tech understands that success in this industry requires a combination of global reach and local responsiveness. The company plans to structure its operations as a global holding company with a network of subsidiary or affiliate partners in key markets. This will allow Live Lead Tech to tap into local market networks and offer tailored lead generation solutions while also leveraging economies of scale in technology and data infrastructure.

Positioning strategy: “Leader in social opt-in”

As the demand for data privacy and opt-in solutions increases, it becomes crucial for startups like Live Lead Tech to establish a clear branding and positioning strategy in order to attract potential customers and partners. Live Lead Tech aims to be at the forefront of this trend by offering a cutting-edge SaaS tool that streamlines the social opt-in process for businesses.

In order to achieve our goal of becoming the leader in social opt-in, we plan to leverage our reputation as a startup that is dedicated to educating the market about the importance and benefits of this approach. Our commitment to providing top-notch customer support and our willingness to collaborate with partners will set us apart from the competition.

Additionally, we will adopt industry-leading marketing strategies to explain the value of our solution, using plain language and real-world examples to showcase how our tool can help businesses achieve their goals. Our marketing strategy will be fueled by a budget that allows us to be aggressive and creative and will include a cooperative marketing program with partners.

Live Lead Tech values transparency, connection, and a focus on delivering value to our customers. These values will be at the core of our brand and will guide all of our business decisions as we work to establish ourselves as the go-to solution for social opt-in.

Product strategy: "Reliable and trustworthy SaaS tool for social opt-in"

At Live Lead Tech, our SaaS tool for social opt-in is one of the most crucial assets of the company. With our experience in the market, we aim to position ourselves as a reliable and trustworthy solution for businesses. To maintain our leading position, the following strategic developments will be required:

•	Expand our offering with new and innovative features;

•	Enhance the user experience by incorporating feedback from our customers;

•	Make our SaaS tool accessible and easy to use for businesses of all sizes; and

•	Maintain the highest level of security and privacy for our users.

In addition to these developments, we recognize the importance of educating the market about social opt-in. This includes creating resources for businesses to understand the benefits of using our tool, as well as demonstrating the value we bring to the market.

With our focus on providing a reliable and trustworthy solution, Live Lead Tech is dedicated to continuously improving our SaaS tool to meet the market’s evolving needs.

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Other Relevant Information:

LiveLead is designed to be a low-maintenance solution for businesses, with minimal costs for LiveLead Tech Ltd. The software is user-friendly, cloud-based, and requires no special expertise or coding knowledge to operate, making it easy for businesses to get started. The fully customizable platform allows businesses to tailor the system to their specific needs. Additionally, the opt-in links within LiveLead are unique and powerful for lead generation, as they can be placed anywhere online. To ensure success for businesses using LiveLead, we plan to offer a comprehensive support program, providing resources and guidance as needed.

Item 5.06. Change in Shell Company Status.

As a matter of law, upon the closing of the Purchase Agreement, the Company is no longer considered a “shell company” as that term is defined in Rule 405 of the Securities Act of 1933, as amended. Rule 405 provides that:

Shell company. The term shell company means a registrant, other than an asset-backed issuer as defined in Item 1101(b) of Regulation AB (§229.1101(b) of this chapter), that has:

(1)	No or nominal operations; and
(2)	Either:
	(i)	No or nominal assets;
	(ii)	Assets consisting solely of cash and cash equivalents; or
	(iii)	Assets consisting of any amount of cash and cash equivalents and nominal other assets.

Additionally, Starguide Group Inc is actively in negotiations to acquire Software as a Service (SaaS) companies with a view towards being an active incubator for these startups. Our team is very active in these negotiations and are in the concluding stages of finalizing agreement for another SaaS company. Live Lead Tech Ltd has also generated its first revenues and the company expects further growth in the very near future.

We have determined that we were no longer a shell company, based upon the fact that we have more than nominal assets, other than cash and more than nominal operations.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Financial Statements (unaudited) of Live Investments Holdings Ltd. from November 21, 2022 (inception) to December 8, 2022.

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(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit Number	Description of Exhibit	Filing

10.1	Stock Purchase Agreement by and between the Company and Hoang Lo dated December 8, 2022	Filed herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARGUIDE GROUP, INC.

Dated: March 16, 2023		/s/ Lu Mei Xian
	By:	Lu Mei Xian
	Its:	Chief Executive Officer

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LIVE INVESTMENT HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 8, 2022

(Unaudited)

December 8,
2022
Assets
Current assets:
Cash	$1,404
Prepaid expense	724
Total current assets	2,128

Property and equipment, net	2,810
Total Assets	$4,938

Liabilities and Stockholders’ Deficit
Current liabilities:
Due to related parties	$17,836
Total Current liabilities	17,836

Total Liabilities	17,836

Stockholders’ Deficit:
Common stock, 10,000 shares issued and outstanding	122
Accumulated deficit	(13,020)
Total Stockholders' Deficit	(12,898)

Total Liabilities and Stockholders' Deficit	$4,938

The accompanying notes are an integral part of these unaudited consolidated financial statements.

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LIVE INVESTMENTS HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE PERIOD FROM INVEPTION NOVEMBER 22, 2022 TO DECEMBER 8, 2022

(Unaudited)

For the period from inception
November 22, 2022 to
December 8, 2022

Operating expenses
General and administrative expenses	$6,420
Professional fees	2,738
Management salaries - related party	4,013
Total operating expenses	13,171

Loss from operations	(13,171)

Other income:
Other income	65
Foreign exchange translation gain	86
Total other income	151

Loss before income taxes	(13,020)
Income tax provision	-
Net Loss	$(13,020)

The accompanying notes are an integral part of these unaudited consolidated financial statements

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LIVE INVESTMENTS HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

FOR THE PERIOD FROM INCEPTION NOVEMBER 22, 2022 TO DECEMBER 8, 2022

(Unaudited)

	Common Stock		Accumulated
	Number of Shares	Amount	Deficit	Total

Balance - November 22, 2022	-	$-	$-	$-
Issuance of common stock	10,000	122	-	122
Net loss	-	-	(13,020)	(13,020)
Balance - December 8, 2022	10,000	$122	$(13,020)	$(12,898)

The accompanying notes are an integral part of these unaudited consolidated financial statements.

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LIVE INVESTMENTS HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE PERIOD FROM INVEPTION NOVEMBER 22, 2022 TO DECEMBER 8, 2022

(Unaudited)

For the period from inception
November 22, 2022 to
December 8, 2022

Cash Flows from Operating Activities
Net loss	$(13,020)
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	151
Changes in operating assets and liabilities:
Prepaid expense	(724)
Net cash used in operating activities	(13,593)

Cash Flows from Investing Activities
Purchase of property, plant and equipment	(2,961)
Net cash used in investing activities	(2,961)

Cash Flows from Financing Activities
Proceeds from issuance of common stock	122
Proceeds from related parties	17,836
Net cash provided by financing activities	17,958

Net change in cash and cash equivalents	1,404
Cash and cash equivalents - beginning of period	-
Cash and cash equivalents - end of period	$1,404

Supplemental cash flow disclosures:
Cash paid for interest	$-
Cash paid for income taxes	$-

The accompanying notes are an integral part of these unaudited consolidated financial statements.

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LIVE INVESTMENTS HOLDINGS LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 8, 2022

(Unaudited)

NOTE 1 – ORGANIZATION AND BUSINESS

Live Investments Holdings LTD (the “Company”) is a corporation established under the corporation laws in UK on November 19, 2022. The Company is an investment holding company.

NOTE 2 – GOING CONCERN UNCERTAINTY

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

At present, the Company has no business operations and no cash resources other than that provided by management. We are dependent upon interim funding provided by management to pay professional fees and expenses. Our management has agreed to provide funding as may be required to pay for accounting fees and other administrative expenses of the Company until we enter into a business combination.

We currently plan to satisfy our cash requirements for the next 12 months through borrowings and advances from our management and believe we can satisfy our cash requirements. We expect that money borrowed will be used during the next 12 months to satisfy our operating costs, professional fees and for general corporate purposes.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

We have prepared the accompanying financial statements in conformity with generally accepted accounting principles in the United States of America pursuant to the rules and regulations of the United States Securities and Exchange Commission (“SEC”).

Basis of Consolidation

These consolidated financial statements include the accounts of Live Investments Holdings Ltd. which owns 100% of Live Lead Tech Ltd. All material intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Business Combinations

In accordance with ASC 805-10, “Business Combinations”, the Company accounts for all business combinations using the acquisition method of accounting. Under this method, assets and liabilities, including any remaining non-controlling interests, are recognized at fair value at the date of acquisition. The excess of the purchase price over the fair value of assets acquired, net of liabilities assumed, and non-controlling interests is recognized as goodwill. Certain adjustments to the assessed fair values of the assets, liabilities, or non-controlling interests made subsequent to the acquisition date, but within the measurement period, which is up to one year, are recorded as adjustments to goodwill. Any adjustments subsequent to the measurement period are recorded in income. Any cost or equity method interest that the Company holds in the acquired company prior to the acquisition is re-measured to fair value at acquisition with a resulting gain or loss recognized in income for the difference between fair value and the existing book value. Results of operations of the acquired entity are included in the Company’s results from the date of the acquisition onward and include amortization expense arising from acquired tangible and intangible assets.

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Cash and Cash Equivalents

Cash and cash equivalents include cash in banks, money market funds, and certificates of term deposits with maturities of less than three months from inception, which are readily convertible to known amounts of cash and which, in the opinion of management, are subject to an insignificant risk of loss in value. The Company had cash of $1,404 as of December 8, 2022.

Related Parties

We follow ASC 850, “Related Party Disclosures”, for the identification of related parties and disclosure of related party transactions.

Fair Value of Financial Instruments

The Company adopted the provisions of ASC Topic 820, “Fair Value Measurements and Disclosures,” which defines fair value as used in numerous accounting pronouncements, establishes a framework for measuring fair value and expands disclosure of fair value measurements.

The estimated fair value of certain financial instruments, including accounts payable and accrued liabilities. are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments. The carrying amounts of our short and long term credit obligations approximate fair value because the effective yields on these obligations, which include contractual interest rates taken together with other features such as concurrent issuances of warrants and/or embedded conversion options, are comparable to rates of returns for instruments of similar credit risk.

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 -	quoted prices in active markets for identical assets or liabilities

Level 2 -	quoted prices for similar assets and liabilities in active markets or inputs that are observable

Level 3 -	inputs that are unobservable (for example cash flow modeling inputs based on assumptions)

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method. The depreciation and amortization methods are designed to amortize the cost of the assets over their estimated useful lives, in years, of the respective assets as follows:

Computer Equipment	5 years

Maintenance and repairs are charged to expense as incurred. Improvements of a major nature are capitalized. At the time of retirement or other disposition of plant and equipment, the cost and accumulated depreciation are removed from the accounts and any gains or losses are reflected in income.

The long-lived assets of the Company are reviewed for impairment in accordance with ASC 360, “Property, Plant and Equipment,” whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

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RecentAccounting Pronouncements

We have evaluated all other recently issued, but not yet effective, accounting pronouncements and do not believe that these accounting pronouncements will have any material impact on our financial statements or disclosures upon adoption.

NOTE 4 – PROPERTY AND EQUIPMENT

As of December 8, 2022, the plant and equipment consisted of the following:

Cost	Computer Equipment
November 22, 2022	$-
Addition	2,961
December 8, 2022	$2,961

Accumulated Depreciation	Computer Equipment
November 22, 2022	$-
Addition	151
December 8, 2022	$151

Net book value	Computer Equipment
November 22, 2022	$-
December 8, 2022	$2,810

NOTE 5 – RELATED PARTY TRANSACTIONS

During the period from November 22, 2022 to December 8, 2022, Northeast International Holdings Limited, majority shareholder of the Company upon the change of control on May 16, 2022, advanced $6,629 to the Company to support operating cost. As of December 8, 2022, the amount due to the majority shareholder of the Company was $6,629.

During the period from November 22, 2022 to December 8, 2022, the Company incurred management salary to the director of the Company of $4,013. During the period from November 22, 2022 to December 8, 2022, the director advanced $11,207 to the Company to support operating cost.  As of December 8, 2022, the amount due to the director was $11,207.

As of December 8, 2022, the total amount due to related parties was $17,836.

NOTE 6 – EQUITY

As of December 8, 2022, the issued and outstanding common stock was 10,000 shares.

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